SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2004

MEDINA COFFEE, INC.
(Exact name of Registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation)

000-49712	880442833
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 741, Bellevue, Washington, 98009
(Address of principal executive offices)

Registrant's telephone number, including area code: 425-453-0355

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

On June 8th, 2004, Mr. Miller agreed to subscribe for, and the Corporation agreed to issue and allot, to Mr. Miller, 99,858 common shares in the capital of the Corporation (the "Shares") in full satisfaction of a debt, in the amount of $49,929, owed by the Corporation to Mr. Miller.

The Shares are issued subject to an exemption from registration and are therefore, restricted shares as that term is defined in the Securities Act of 1933.

ITEM 6. RESIGNATION OF DIRECTORS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF PROVISION OF CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLAN

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

EXHIBITS

99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEIDNA COFFEE, INC.

/s/ Harry Miller
_________________________________
By: Harry Miller, President and C.E.O.

Dated: June 10, 2004